Exhibit 99

John W. Rowe Chairman, President & Chief Executive Officer Exelon Corporation Berenson & Company and Wall Street Access Midwest Utility Seminar Chicago April 6, 2006 Meeting the Challenge

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results of Exelon Corporation (Exelon), Commonwealth Edison Company, PECO Energy Company, and Exelon Generation Company LLC (collectively, the Exelon Companies) to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (a) the Exelon Companies' 2005 Annual Report on Form 10-K- ITEM 1A. Risk Factors, (b) the Exelon Companies' 2005 Annual Report on Form 10-K-ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20, ComEd-Note 17, PECO-Note 15 and Generation-Note 17, and (c) other factors discussed in filings with the SEC by the Exelon Companies. A discussion of risks associated with the proposed merger of Exelon and PSEG is included in the joint proxy statement/prospectus that Exelon filed with the SEC pursuant to Rule 424(b)(3) on June 3, 2005 (Registration No. 333-122704). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Exelon Companies or the PSEG Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

(1) See presentation appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS (2) Based on an initial investment of $100 10% Annual Growth 2001 2002 2003 2004 2005 Meeting the Financial Challenge

Meeting the Operational Challenge Data sources: Nucleonics Week, Electric Utility Cost Group. Exelon nuclear data excludes Salem.

Meeting the Competitive Challenge 2002 2003 2004 2005 2006E* 2007E* Generation 0.58 0.78 0.93 1.57 1.67 3.21 ComEd 1.13 1.18 1.16 0.77 0.78 0.5 PECO 0.7 0.65 0.69 0.76 0.7 0.65 A further shift in relative earnings contribution from Energy Delivery to Generation will occur in 2007 when ComEd becomes a pure wires company and Generation gets a market price for its Midwest production * 2006: represents mid-point of guidance range. 2007: represents Thomson First Call consensus EPS estimate of $4.36 as of 4/1/06 for Exelon stand-alone. Segment results are illustrative only, reflecting Business Services Company and intercompany eliminations. Note: See presentation appendix for adjusted (non-GAAP) operating EPS reconciliations to GAAP $2.41 $2.61 $2.78 $3.10 $3.00-$3.30 (Illustrative)

"Deregulation hasn't worked" March 4, 2006 "FPL's increase request blasted" April 1, 2006 "Rising electric bills elicit fury, desperation" March 11, 2006 Meeting the Challenge to Competition Itself "States seek ways to curb surging electricity bills --- Many consumers face jolt arising from '90s changes; Connecticut's 22% increase" February 28, 2006 "Electric bills likely to edge up; Georgia Power seeks to recover higher costs" March 18, 2006

Meeting the Challenge in Illinois "ComEd gets fed approval to buy power from its affiliate" December 16, 2005 "ICC unanimously OKs plans for power auction" January 24, 2006 "ComEd: Plan filed to limit increases in bills after auction" March 15, 2006

Generation PEG: EXC: Meeting the Merger Challenge Exelon - PSEG Merger will benefit New Jersey Financial strength for new infrastructure investment Improved BGS auction prices largely due to improved generation operations World-class nuclear operations Proposed refunds of $120M through rate credits to PSE&G customers from merger synergies Address environmental initiatives

Exelon's Vision: To build exceptional value by becoming the best and most consistently profitable electricity and gas company in the United States. With the merger, Exelon Electric & Gas will achieve the Vision through: Unmatched scale and scope Strong balance sheet and financial discipline Stable growth delivery business with improving operations Exceptional generation business uniquely positioned to benefit from: improving power market fundamentals continuing excellence in operations increasing environmental restrictions on fossil fuels Experienced management team Achieving The Vision

Berenson & Company and Wall Street Access Midwest Utility Seminar April 6, 2006 Meeting the Challenge

Appendix

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

2006 Earnings Guidance The outlook for 2006 adjusted (non-GAAP) operating earnings is Exelon stand-alone and excludes unrealized mark-to-market adjustments from non-trading activities, income resulting from investments in synthetic fuel-producing facilities, significant impairments of intangible assets, certain severance costs, and costs associated with the proposed merger with PSEG. These estimates do not include any impact of future changes to GAAP. Earnings guidance is based on the assumption of normal weather.